UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2011

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2011, Randall J. Larson was appointed to the Board of Directors of the general partner (the “Board”) of MarkWest Energy Partners, L.P. (the “Partnership”) as an independent director.  Mr. Larson will serve on the Audit Committee and the Compensation Committee.  A copy of the press release announcing the appointment of Mr. Larson is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 21, 2011, the Board appointed Paula L. Rosson, 44, Vice President/Chief Accounting Officer, as the Partnership’s principal accounting officer.  Ms. Rosson will continue to report to Nancy K. Buese, Senior Vice President & Chief Financial Officer, who continues to serve as the Partnership’s principal financial officer and who preceded Ms. Rosson as the principal accounting officer.  Ms. Rosson previously served as Vice President/Controller of the Partnership from November 2006 through July 2011.  Prior to that, she served various executive roles with Fischer Imaging Corporation, including President/Chief Executive Officer and Chief Financial Officer in 2006 and Vice President/ Controller from 2005 through 2006, served as the Assistant Controller at Teletech from 2003 through 2004, served last as the Controller of a division of Cenveo from 1999 through 2003 and held various positions in the audit practice of Ernst & Young LLP from 1989 through 1999.  Ms. Rosson, who is a certified public accountant in Colorado, received a MAcc and B.S. in accounting from Utah State University.

ITEM 8.01. Other Events.

On July 21, 2011, the Board of Directors of the General Partner of the Partnership declared a cash distribution of $0.70 per common unit for the second quarter of 2011, for an implied annual rate of $2.80 per common unit.  The second quarter 2011 distribution is payable August 12, 2011, to unitholders of record on August 1, 2011.  The ex-dividend date is July 28, 2011.  On July 21, 2011, the Partnership issued a press release relating to the second quarter distribution.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the Securities and Exchange Commission. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

ITEM 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 21, 2011, announcing increased quarterly cash distribution and appointment of Randall J. Larson to its Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: July 26, 2011	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer